UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

APIGEE CORPORATION

(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

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	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of
APIGEE CORPORATION
To Be Held on: January 13, 2016 at 10:00 a.m. Pacific time, at the hotel De Anza, located at 233 west Santa Clara Street, San Jose, California, 95113
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. we encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 12/31/15.
Please visit http://www.astproxyportal.com/ast/20056/, where the following materials are available for view:
Notice of Annual Meeting of Stockholders
Proxy Statement
Form of Electronic Proxy Card
Annual Report on Form 10-K
TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting. (To obtain directions to attend the Annual Meeting, please email Investor Relations at ir@apigee.com).
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a proxy card by following the instructions above.
Voting Items:
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
1. To elect the following Class I Director Nominees:
Promod Haque
Chet Kapoor
2. To ratify the appointment of KPMG LLP as Apigee Corporation’s independent registered public accounting firm for the fiscal year ending July 31, 2016;
And any other business as may properly come before the meeting or any adournment thereof.
Please note that you cannot use this notice to vote by mail.